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                                    GUARANTY

            GUARANTY dated as of May 12, 1997, by Stonehenge Financial Corp., a New York corporation (the "Guarantor"), in favor of M.J. Sherman & Associates, Inc., as Collateral Trustee (as defined in the Plan described below) for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Note Agreement (as defined in the Plan).

            Pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor, and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended, the "Plan"), Andover Togs, Inc. has executed and delivered in favor of the Collateral Trustee, for the benefit of the holders of the Allowed General Unsecured Claims, the Class 4 Note (as defined in the Plan).

            Pursuant to and in accordance with the terms of the Plan, the undersigned (the "Guarantor") has agreed to guaranty the payment when due to the Collateral Trustee, for the benefit of the holders of the Allowed General Unsecured Claims, of all of the Obligations (such Obligations to include, without limitation, the due and punctual payment of (a) the obligation of the Company to pay the principal of and interest on the Class 4 Note, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other Obligations of the Company at any time and from time to time under any of the other Class 4 Documents).

            Accordingly, in consideration of the premises and in accordance with the Plan, the Guarantor hereby agrees as follows:

            Section 1. Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, and the punctual performance, of all present and future Obligations of the Company and the other Collateral Grantors (the foregoing being herein referred to as the "Guaranteed Obligations"); provided, however, that anything to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall not exceed an amount equal to the largest amount that would not render the Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any equivalent provision of the law of any state.

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            Section 2. Waiver. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations,
(iii) any requirement that the Collateral Trustee protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Company, any other Collateral Grantor, or any other person or any Collateral, and (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.

            Section 3. Guaranty Absolute. (a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Trustee with respect thereto.

            (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Class 4 Note, or any other Class 4 Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.

            (c) This Guaranty is one of payment and performance and not collection and the obligations of the Guarantor under this Guaranty are independent of the Obligations of the Company and the other Collateral Grantors, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Collateral Grantor or whether the Company or any other Collateral Grantor is joined in any such action or actions.

            (d) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            (i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Class 4 Note or any other Class 4 Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or otherwise;

            (ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or


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      any of the Guaranteed Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

            (iii) any exercise or failure to exercise any rights against the Company, any other Collateral Grantor or others (including the Guarantor);

            (iv) any settlement or compromise of any security for any Obligation, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Obligation (whether due or not) of the Company to creditors of the Company other than the Guarantor;

            (v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Company or any other Collateral Grantor;

            (vi) any change, restructuring or termination of the existence of the Company or any of its subsidiaries; or

            (vii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of the Guarantor hereunder, or a defense to, or discharge of, the Company or any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Allowed Class 4 Claims.

            (e) The Collateral Trustee may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.

            (f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Collateral Trustee or any holder of an Allowed Class 4 Claim for repayment or recovery of any amount or amounts received by the Collateral Trustee or such holder of an Allowed Class 4 Claim in payment or on account of any of the Guaranteed Obligations and the Collateral Trustee or such holder of an Allowed Class 4 Claim repays all or part of said amount by reason of any judgment, decree or order of any


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court or administrative body having jurisdiction over the Collateral Trustee or such holder of an Allowed Class 4 Claim or the respective property of each, or any settlement or compromise of any such claim effected by the Collateral Trustee or such holder of an Allowed Class 4 Claim with any such claimant (including the Company), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any Class 4 Document or other instrument evidencing any Obligation, and the Guarantor shall be and remain liable to the Collateral Trustee and/or such holder of an Allowed Class 4 Claim hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Collateral Trustee or any holder of an Allowed Class 4 Claim.

            Section 4. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Collateral Trustee and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

            Section 5. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants to and with the Collateral Trustee that:

            (a) The Guarantor has the corporate power to execute and deliver this Guaranty and to incur and perform its obligations hereunder;

            (b) The Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;

            (c) Other than the entry by the Bankruptcy Court of the Final Order (as defined in the Plan) confirming the Plan, no consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by the Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;

            (d) The execution, delivery and performance by the Guarantor of this Guaranty do not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to the Guarantor or result in the creation of any security interest in or Lien upon any of its properties or assets pursuant thereto;


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            (e) This Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, and is enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

            (f) No proceeding referred to in paragraph (f) or (g) of the definition of "Event of Default" set forth in the Class 4 Note is pending against the Guarantor and no other event referred to in such paragraphs has occurred and is continuing, and the property of the Guarantor is not subject to any assignment for the benefit of creditors.

            Section 6. Expenses. The Guarantor will upon demand reimburse the Collateral Trustee for any sums, costs, and expenses which the Collateral Trustee may reasonably pay or incur pursuant to the provisions of this Guaranty or in negotiating, executing, perfecting, defending, protecting or enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including court costs, collection charges, travel expenses, and reasonable attorneys' fees, together with interest thereon as specified in Section 12 hereof. The Guarantor shall not be required to pay any such sums if such sums have been paid by the Company under the Note Agreement.

            Section 7. Terms. (a) All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

            (b) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.

            Section 8. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.

            Section 9. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until the Class 4 Note is paid in full and all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full. If any


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amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Collateral Trustee, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Collateral Trustee to be applied in whole or in part by the Collateral Trustee against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Note Agreement.

            Section 10. Remedies Upon Default; Right of Set-Off. (a) Upon the occurrence and during the continuance of any Event of Default, the Collateral Trustee may, subject to the provisions of the Note Agreement, without notice to or demand upon the Company or the Guarantor, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantor hereunder.

            (b) Upon such declaration by the Collateral Trustee, the Collateral Trustee is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Trustee to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not the Collateral Trustee shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Collateral Trustee agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Trustee under this
Section 10 are in addition to other rights and remedies (including other rights of set-off) which the Collateral Trustee may have.

            Section 11. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Company or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Collateral Trustee or any holder of an Allowed Class 4 Claim shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

            Section 12. Interest. All amounts payable from time to time by the Guarantor pursuant to Section 6 hereunder shall bear interest at the applicable rate of interest set forth in the Class 4 Note.

            Section 13. Rights and Remedies Not Waived. No act, omission or delay by the Collateral Trustee shall constitute a waiver of its rights and remedies hereunder or


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otherwise. No single or partial waiver by the Collateral Trustee of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

            Section 14. Admissibility of Guaranty. The Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Collateral Trustee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

            Section 15. Notices. All notices, requests and demands to or upon the Collateral Trustee or the Guarantor under this Agreement shall be in writing and given as provided in the Note Agreement.

            Section 16. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

            Section 17. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (a) In any litigation in any court with respect to, in connection with, or arising out of this Guaranty or any instrument or document delivered pursuant to this Guaranty, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between the Guarantor on the one hand and the Collateral Trustee or any holder of an Allowed Class 4 Claim on the other hand, the Guarantor, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR AGREES THAT THIS SECTION 17(a) IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY.

            (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Guaranty or any document or instrument delivered pursuant to this Guaranty. In any such litigation, the Guarantor waives, to the fullest extent it may effectively do so, personal


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service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Guarantor at its address for notice determined in accordance with Section 15 hereof. The Guarantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

            (c) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

            Section 18. GOVERNING LAW. THIS GUARANTY AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

            Section 19. Captions; Separability. (a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

            (b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

            Section 20. Acknowledgment of Receipt. The Guarantor acknowledges receipt of a copy of this Guaranty and each of the Class 4 Documents.

            IN WITNESS WHEREOF, the Guarantor has duly executed or caused this Guaranty to be duly executed in the State of New York as of the date first above set forth.


                                          STONEHENGE FINANCIAL CORP.


                                          By: /s/ William L. Cohen
                                             --------------------------

                                          Title: President
                                                -----------------------


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